UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 20, 2024
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, California 95131
(Address of Principal Executive Offices including Zip code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As indicated below, on November 20, 2024, the stockholders of Lumentum Holdings Inc. (the “Company”) approved an amendment to the Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) to extend the expiration date of the plan for one year until June 23, 2026.

The Company’s board of directors previously approved the amended 2015 Plan subject to stockholder approval. A detailed summary of the 2015 Plan is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 3, 2024 (the “2024 Proxy Statement”). A copy of the 2015 Plan, as amended, is filed herewith as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 20, 2024, the Company held its 2024 Annual Meeting of Stockholders. The proposals considered at the meeting are described in detail in the 2024 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of Directors:

Name	For:	Against:	Abstentions:	Broker Non-Votes:
Harold L. Covert	54,578,181	128,187	73,237	5,497,400
Pamela F. Fletcher	52,945,402	1,774,066	60,137	5,497,400
Isaac H. Harris	54,353,685	366,470	59,450	5,497,400
Penelope A. Herscher	51,824,925	2,895,272	60,038	5,497,400
Julia S. Johnson	52,735,827	1,974,198	69,580	5,497,400
Brian J. Lillie	54,283,689	438,521	57,395	5,497,400
Alan S. Lowe	54,574,304	140,224	65,077	5,497,400
Ian S. Small	54,192,641	530,038	56,926	5,497,400

(ii) To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For:	Against:	Abstentions:	Broker Non-Votes:
51,939,097	2,623,124	217,384	5,497,400

(iii) To approve the Amended and Restated 2015 Equity Incentive Plan:

For:	Against:	Abstentions:	Broker Non-Votes:
33,301,725	21,252,781	225,099	5,497,400

(iv) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the period ending June 28, 2025:

For:	Against:	Abstentions:
59,808,899	224,959	243,147

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	2015 Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Jae Kim
	Name:	Jae Kim
	Title:	Senior Vice President, General Counsel and Secretary

November 21, 2024